UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2021

Capitalworks Emerging Markets Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-41108 (Commission File Number)	98-1598114 (I.R.S. Employer Identification No.)
25 West 39th Street, Suite 700 New York, NY (Address of principal executive offices)	10018 (Zip Code)
(646) 202-1838 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	CMCAU	The NASDAQ Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, included as part of the units	CMCA	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CMCAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On November 30, 2021, the Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-260513) relating to the initial public offering (the “IPO”) of Capitalworks Emerging Markets Acquisition Corp (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “Registration Statement”).

On December 3, 2021, the Company consummated the IPO of 23,000,000 units (“Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated November 30, 2021, among the Company and Barclays Capital Inc. (“Barclays”), as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•	A Warrant Agreement, dated November 30, 2021, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•	A Letter Agreement, dated November 30, 2021, among the Company, CEMAC Sponsor LP (the “Sponsor”) and each of the executive officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•	An Investment Management Trust Agreement, dated November 30, 2021, between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•	A Registration Rights Agreement, dated November 30, 2021, among the Company, the Sponsor and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•	A Private Placement Warrants Purchase Agreement, dated November 30, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	Indemnity Agreements, each dated November 30, between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•	An Administrative Services Agreement, dated November 30, 2021, between the Company and Capitalworks Investment Partners International Limited, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

Item 3.02.  Unregistered Sales of Equity Securities.

On December 3, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement of an aggregate of 11,700,000 warrants (the “Private Placement Warrants”), including 1,200,000 Private Placement Warrants as a result of the underwriters’ exercise in full of their over-allotment option, to the Sponsor at a price of $1.00 per Private Placement Warrant, generating total gross proceeds of $11,700,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants are identical to the Warrants, except that the Private Placement Warrants (including the underlying securities) are subject to certain transfer restrictions and the holders thereof are entitled to certain registration rights, and, if held by the original holder or its permitted transferees, the Private Placement Warrants (i) may be exercised on a cashless basis and (ii) are not subject to redemption. If the Private Placement Warrants are held by holders other than the original holder or its permitted transferees, then the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Warrants.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 30, 2021, the following individuals were appointed to the board of directors of the Company: Whitney Baker, Michael Faber, Neil Harper and Darius James Roth. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 30, 2021, the Company filed its amended and restated memorandum and articles of incorporation (the “M&A”) with the Registrar of Companies of the Cayman Islands, which was effective the same day. Among other things, the M&A authorizes the issuance of (a) up to 550,000,000 ordinary shares, including (i) 500,000,000 Class A ordinary shares, par value $0.0001 per share and (ii) 50,000,000 Class B ordinary shares, par value $0.0001 per share, and (b) up to 5,000,000 preference shares, par value $0.0001 per share. The terms of the M&A are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the M&A is qualified in its entirety by reference to the full text of the M&A, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

On December 3, 2021, a total of $234,600,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations and up to $100,000 of interest to pay dissolution expenses, none of the funds held in the Trust Account will be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly tendered in connection with a stockholder vote to amend the M&A (A) to modify the substance or timing of the Company’s obligation to provide holders of the public shares the right to have their shares redeemed or to redeem 100% of the public shares if the Company does not complete its initial business combination within 15 months from the closing of the IPO (or up to 18 months from the closing of the IPO if the Company extends the period of time to consummate its initial business combination by up to an additional three months, subject to the Company signing a definitive agreement with respect to an initial business combination or the Sponsor depositing additional funds into the Trust Account, in each case, as described in the Registration Statement) or (B) with respect to any other provision relating to the rights of holders of the public shares or the Company’s pre-initial business combination activity, and (iii) the redemption of the public shares if the Company does not complete an initial business combination within 15 months from the closing of the IPO (or up to 18 months from the closing of the IPO if the Company extends the period of time to consummate its initial business combination by up to an additional three months, subject to the Company signing a definitive agreement with respect to an initial business combination or the Sponsor depositing additional funds into the Trust Account, in each case, as described in the Registration Statement), subject to applicable law.

On November 30, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On December 3, 2021, the Company issued a press release announcing the full exercise of underwriters’ over-allotment option and closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 30, 2021, among the Company and Barclays, as representative of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Incorporation of the Company.
4.1	Warrant Agreement, dated November 30, 2021, between the Company and Continental.
10.1	Letter Agreement, dated November 30, 2021, among the Company, the Sponsor and each of the executive officers and directors of the Company.
10.2	Investment Management Trust Agreement, dated November 30, 2021, between the Company and Continental.
10.3	Registration Rights Agreement, dated November 30, 2021, among the Company, CEMAC Sponsor LP and certain securityholders.
10.4	Private Placement Warrants Purchase Agreement, dated November 30, 2021, by and between the Company and the Sponsor
10.5	Form of Indemnity Agreement.(1)
10.6	Administrative Services Agreement, dated November 30, 2021, between the Company and Capitalworks Investment Partners International Limited.
99.1	Press release, dated November 30, 2021.
99.2	Press release, dated December 3, 2021.
(1) Incorporated by reference to an exhibit to the Registrant’s Form S-1 (File No. 333-260513), filed with the SEC on October 27, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITALWORKS EMERGING MARKETS ACQUISITION CORP

By:	/s/ Roberta Brzezinski
Name: Roberta Brzezinski
Title: Chief Executive Officer

Date: December 6, 2021